Exhibit 32.2

CERTIFICATION OF THE
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fly-E Group, Inc.(the “Company”) on Form 10-K for the fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ruifeng Guo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 27, 2024	By:	/s/ Ruifeng Guo
Ruifeng Guo
Chief Financial Officer
(Principal Accounting and Financial Officer)